________________________________________________________________________________


                             ___________________________________________________
                             Project Oregano




                             Presentation to the Special Committee
                             of the Board of Direetors





                             March 1998
                             ___________________________________________________




                                                               [LOGO] Prudential
                                                                      Securities

                                                                PROJECT OREGANO
________________________________________________________________________________
TABLE OF CONTENTS

                            I.  Financial Data
                           II.  Valuation Summary
                                A. Composite Implied Valuation
                                B. Discounted Cash Flow Analysis
                                C. Comparable Transactions Analysis
                                D. Comparable Companies Analysis
                                E. Leveraged Buy-Out Analysis

                     Appendix   A. Comparable Companies Analysis
                                   1. Comparable Companies (Pizza and Value
                                      Priced Italian Restaurants)
                                   2. Comparable Companies (Fast Food
                                      Restaurants)
                                B. Leveraged Buy-Out Analysis




                                                               [LOGO] Prudential
                                                                      Securities

                                                                     Section I

________________________________________________________________________________

                             ___________________________________________________




                             I.  Financial Data





                             ___________________________________________________




                                                               [LOGO] Prudential
                                                                      Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
FINANCIAL DATA

HISTORICAL AND PROJECTED BALANCE SHEETS


                                                    HISTORICAL (1)                               PROJECTED (1)
                                               ----------------------     ---------------------------------------------------------
         (In 000's)                                 FY          FY           FY          FY          FY           FY          FY
         ASSETS                                    1996        1997         1998        1999        2000         2001        2002
         Cash and cash equivalents              $ 114,818    $127,310     $134,350    $159,352    $186,766    $217,539    $250,312
         Accounts receivables                       1,865       2,375        2,242       2,364       2,492       2,621       2,751
         Inventories                                2,841       2,962        2,929       3,086       3,251       3,416       3,584
         Prepaid expenses                           1,409       1,768        1,560       1,645       1,734       1,823       1,914
                                                ---------    --------     --------    --------    --------    --------    --------
               Total current assets               120,933     134,415      141,081     166,447     194,242     225,400     258,561

         Property and equipment, net              130,993     136,798      139,254     132,015     123,805     115,175     106,003
         Deferred charges, net                      1,633       1,596        1,600       1,600       1,600       1,600       1,600
         Other assets                               5,100       5,840        6,500       6,500       6,500       6,500       6,500
                                                ---------    --------     --------    --------    --------    --------    --------
               Total assets                     $ 258,659    $278,649     $288,435    $306,562    $326,147     $348,675   $372,664
                                                =========    ========     ========    ========    ========    ========    ========

         LIABILITIES AND EQUITY
         Accounts payable                       $   7,173    $ 10,086     $  7,391    $  7,788    $  8,202    $   8,620   $  9,042
         Accrued expenses                          22,663      26,025       23,376      24,630      25,940       27,262     28,597
         Dividend payable (2)                       4,691       5,521        5,521       5,521       5,521        5,521      5,521
         Income taxes (2)                           5,287       4,777        4,777       4,777       4,777        4,777      4,777
                                                ---------    --------     --------    --------    --------    --------    --------
               Total current liabilities           39,814      46,409       41,065      42,715      44,439       46,180     47,937

         Deferred income taxes                     13,645      11,801       10,301       8,801       7,301        7,301      7,301
                                                ---------    --------     --------    --------    --------    --------    --------
               Total liabilities                   53,459      58,210       51,366      51,516      51,740       53,481     55,238

         Retained earnings                        173,777     220,439      237,069     255,045     274,407      295,194    317,425
                                                ---------    --------     --------    --------    --------     --------    --------
               Shareholders' equity               205,200     220,439      237,069     255,045     274,407      295,194    317,425

         Total liabilities and shareholders'
           equity                               $ 258,659    $278,649     $288,435    $306,562    $326,147     $348,675    $372,664
                                                =========    ========     ========    ========    ========     ========    ========

        (1) Historical results from Comnpany's 1O-K.  Projections provided by the Company.
        (2) Assumes that projected dividends payable and income taxes accounts will stay at 12/28/97 level through 2002.



3                                                              [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
FINANCIAL DATA


HISTORICAL AND PROJECTED INCOME STATEMENTS


                                                    Historical (1)                               Projected (1)
                                               ----------------------     ---------------------------------------------------------
                                                   FY           FY             FY          FY          FY          FY          FY
         (in 000's except per share data)         1996         1997           1998        1999        2000        2001        2002
         Existing restaurant sales             $ 319,315    $ 337,723     $ 349,149   $ 367,875   $ 387,436   $ 407,189   $ 427,134
         Existing franchise related income         6,375        7,360         6,664       7,345       8,043       8,749       9,462
                                               ---------    ---------     ---------   ---------   ---------   ---------   ---------
               Total revenues                    325,690      345,083       355,813     375,220     395,479     415,938     436,596

         Cost of food and paper products          68,668       69,469        70,807      74,605      78,572      82,578      86,623
                                               ---------    ---------     ---------   ---------   ---------   ---------   ---------
               Gross profit                      257,022      275,614       285,006     300,615     316,907     333,360     349,973
               Gross margin as % of sales          80.5%        81.6%         81.6%       81.7%       81.8%       81.9%       81.9%

         Payroll and other benefits               78,258       84,910        86,589      91.233      96,084     100,983     105,929
         Occupancy and other expenses             85,577       93,528        40,187      42,342      44,594      46,867      49,163
         Rent expense                                --           --         56,911      59,964      63,152      66,372      69,623
         General and administrative               14,940       17,762        18,303      19,301      20,343      21,396      22,459
         Provision for unit closings                 --         3,300           --          --          --          --          --
         Other income (2)                         (1,171)      (1,653)       (1,466)     (1,800)     (1,800)     (1,800)     (1,800)
                                               ---------    ---------     ---------   ---------   ---------   ---------   ---------
               Total costs and expenses          177,604      197,847       200,524     211,040     222,374     233,818     245,374

         EBITDA                                   79,418       81,067        84,482      89,574      94,534      99,542     104,600
               EBITDA margin                       24.4%        23.5%         23.7%       23.9%       23.9%       23.9%       24.0%
         Depreciation                             22,910       23,922        26,094      26,790      27,759      28,781      29,922
         EBIT                                     56,508       57,145        58,388      62,785      66,774      70,762      74,678

         Interest income                           3,798        4,352         6,811       7,692       9,133      10,733      12,481
                                               ---------    ---------     ---------   ---------   ---------   ---------   ---------
               Income before taxes                60,306       58,197        65,199      70,476      75,908      81,495      87,159

         Income taxes                             22,916       22,115        24,776      26,781      28,845      30,968      33,120
                                               ---------    ---------     ---------   ---------   ---------   ---------   ---------
               Net income                      $  37,390    $  38,128     $  40,423   $  43,695   $  47,063   $  50,527   $  54,038
                                               =========    =========     =========   =========   =========   =========   =========
               Net income margin                   11.5%        11.0%         11.4%       11.6%       11.9%       12.1%       12.4%

         (1) Historical results from Company's 10-K. Projections provided by the Company.
         (2) Includes income from joint ventures, income from two 20% owned stores, beverage rebates, and insurance recoveries.


4                                                              [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
RESTAURANT OPENING ASSUMPTIONS/(1)/


                                                    FY       FY       FY       FY       FY
COMPANY OWNED RESTAURANTS                          1998     1999     2000     2001     2002
-------------------------                          ----     ----     ----     ----     ----
     Beginning number                               627      659      691      723      755
     Additions                                       35       35       35       35       35
     Acquired from (sold to) franchisees             --       --       --       --       --
     Divestitures                                    (3)      (3)      (3)      (3)      (3)
                                                 ------   ------   ------   ------   ------
     Ending number                                 659      691      723      755       787
Percent of total                                  71.6%    70.2%    69.1%    68.0%    67.l%

FRANCHISED RESTAURANTS
----------------------
     Beginning number                               231      262      293      324      355
     Additions                                       35       35       35       35       35
     Purchases from (sold to) franchisees            --       --       --       --       --
     Divestitures                                    (4)      (4)      (4)      (4)      (4)
                                                 ------   ------   ------   ------   ------
     Ending number                                  262      293      324      355      386
Percent of total                                  28.4%    29.8%    30.9%    32.0%    32.9%

ALL RESTAURANTS
---------------
     Beginning number                               858      921      984    1,047    1,110
     Additions                                       70       70       70       70       70
     Closed during period                            (7)      (7)      (7)      (7)       (7)
                                                 ------   ------   ------   ------   ------
     Ending number                                  921      984    1,047    1,110    1,173

SAME STORE SALES GROWTH                           0.50%     0.50%    0.50%    0.50%    0.50%
AVERAGE SALES PER RESTAURANT ($ IN MILLIONS)    $ 0.543   $ 0.545  $ 0.548  $ 0.551  $ 0.554

(table continued)

                                                    FY       FY       FY       FY       FY
TOTAL SYSTEMWIDE SALES ($ IN MILLIONS)             1998     1999     2000     2001     2002
--------------------------------------             ----     ----     ----     ----     ----
     Company-Owned                              $ 349.1   $ 367.9 $  387.4 $  407.2  $ 427.1
     Franchises-existing (old)                     76.3      74.4     72.6     70.8     69.0
     Franchises-existing (new)                     38.6      57.8     77.3     97.0    116.9
     Franchises-new stores                         19.0      19.1     19.2     19.3     19.4
                                                 ------   -------  -------  -------  -------
     Total Systemwide Sales                       483.0     519.1    556.5    594.3    632.4

TOTAL REVENUE FROM FRANCHISEES ($ IN MILLIONS)
--------------------------------------------
     FRANCHISE ROYALTY FEE (NEW)                    4.0%      4.0%     4.0%     4.0%     4.0%
     FRANCHISE ROYALTY FEE (OLD)                    4.8%      4.8%     4.8%     4.8%     4.8%
     INITIAL FRANCHISE FEE PER STORE/(2)/       $ 0.020   $ 0.020  $ 0.020  $ 0.020  $ 0.020
     Total Initial Franchise Fee                $   0.7   $   0.7  $   0.7  $   0.7  $   0.7
     Franchise Royalty Fee-existing             $   5.2   $   5.9  $   6.6  $   7.3  $   8.0
     Franchise Royalty Fee-new stores           $   0.8   $   0.8  $   0.8  $   0.8  $   0.8
                                                 ------   -------  -------  -------  -------
     Total Revenue from Franchisees             $  6.66   $  7.34  $  8.04  $  8.75  $  9.46

TOTAL REVENUE ($ IN MILLIONS)
-----------------------------
     Company-Owned                              $ 349.1   $ 367.9  $ 387.4  $ 407.2  $ 427.1
     Franchises                                 $  6.7    $  7.3   $   8.0  $   8.7  $   9.5
                                                 ------   -------  -------  -------  -------
     Total Revenue                              $ 355.8   $ 375.2  $ 395.5  $ 415.9  $ 436.6

TOTAL CAPITAL EXPENDITURES ($ IN MILLIONS)
------------------------------------------
     CapEx per New Restaurant                   $  0.41   $  0.41  $  0.41  $  0.41  $  0.41
     Restaurant CapEx                           $  14.4   $  14.4  $  14.4  $  14.4  $  14.4
     Capital Expenditures (New Headquarters)    $   9.0   $    -   $    -   $    -   $    -
     Maintenance Capital Expenditures           $   5.2   $   5.2  $   5.2  $   5.8  $   6.4
     Investments in Joint Ventures              $    -    $    -   $    -   $    -   $    -

Notes:
(1)  Information provided by the Company.
(2) Represents weighted average fee which takes into account all franchise types.

5                                                              [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
FINANCIAL DATA

Working Capital Assumptions

                                                            HISTORICAL                              PROJECTED
                                                       -------------------      ----------------------------------------------------
                                                          FY          FY          FY         FY         FY         FY           FY
                                                         1996        1997        1998       1999       2000       2001         2002
Inventory as days of COGS                                 15.1        15.6        15.1       15.1       15.1       15.1         15.1
Accounts receivable as days of sales                       2.3         2.5         2.3        2.3        2.3        2.3          2.3
Prepaid expenses as days of sales                          1.6         1.9         1.6        1.6        1.6        1.6          1.6
Accounts payable as days of COGS                          38.1        53.0        38.1       38.1       38.1       38.1         38.1
Accrued expenses as days of COGS                         120.5       136.7       120.5      120.5      120.5      120.5        120.5
Other assets as days of sales (1)                          5.7         6.2       6,500      6,500      6,500      6,500        6,500
Deferred charges, net (in 000s)                          1,633       1,596       1,600      1,600      1,600      1,600        1,600
Dividends payable                                        4,691       5,521       5,521      5,521      5,521      5,521        5,521
Income taxes payable                                     5,287       4,777       4,777      4,777      4,777      4,777        4,777
Deferred income taxes (in 000s)                         13,645      11,801      10,301      8,801      7,301      7,301        7,301


(1) Historical numbers are days of sales. Projected assumptions were provided by the Company.

6                                                             [LOGO] Prudential
---                                                                  Securities

                                                                     Section II

________________________________________________________________________________

                             ___________________________________________________




                             II.  Valuation Summary





                             ___________________________________________________




                                                               [LOGO] Prudential
                                                                      Securities

________________________________________________________________________________

                             ___________________________________________________




                             A. Composite Implied Valuation





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPOSITE IMPLIED VALUATION SHARE PRICE

                                   [Graphic]

9                                                              [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

SUMMARY OF IMPLIED PRICES OF ALL VALUATION METHODOLOGIES

               OFFER PRICE     $  28.50
               ------------------------
                                                HIGH      LOW     MEAN    MEDIAN
                                             -----------------------------------
               DISCOUNTED CASH FLOWS          $ 36.68  $ 30.00  $ 33.18  $ 33.11

               COMPARABLE TRANSACTIONS
                   LTM Revenue                $ 28.85  $ 16.36  $ 22.22  $ 21.45
                   LTM EBITDA                   41.31    33.03    37.17    37.17
                   LTM EBIT                     40.76    31.66    35.40    33.76
                   LTM Net Income               37.72    22.99    30.37    30.39
                   Tangible Book Value          37.01    10.08    23.54    23.54
                                              -------  -------  -------  -------
                   Mean                       $ 37.13  $ 22.82  $ 29.74  $ 29.27

               COMPARABLE COMPANIES
                   Pizza and Value Priced Italian Restaurants
                   LTM Revenue                $ 34.95  $ 17.05  $ 24.50  $ 25.42
                   LTM EBITDA                   42.30    26.01    37.01    40.19
                   LTM ESIT                     56.44    34.70    42.69    39.33
                   LTM Net Income               56.12    26.40    37.53    29.33
                   Tangible Book Value          69.94    10.51    33.12    28.00
                                              -------  -------  -------  -------
                   Mean                       $ 51.95  $ 22.93  $ 34.97  $ 32.46

                   Fast Food Restaurants
                   LTM Revenue                $ 42.79  $ 13.86  $ 25.97  $ 22.95
                   LTM EBITDA                   42.84    19.92    34.88    37.35
                   LTM EBIT                     74.03    23.91    43.10    40.94
                   LTM Net Income              119.01    30.93    52.27    37.44
                   Tangible Book Value          92.09    11.65    35.06    25.82
                                              -------  -------  -------  -------
                   Mean                       $ 74.15  $ 20.05  $ 38.26  $ 32.90

               LBO ANALYSIS                   $ 33.00  $ 29.00  $ 31.00  $ 31.00

10                                                            [LOGO] Prudential
---                                                                  Securities

________________________________________________________________________________

                             ___________________________________________________




                             B. Discounted Cash Flow Analysis





                             ___________________________________________________



                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
DISCOUNTED CASH FLOW ANALYSIS


IMPLIED VALUATION

                               PRESENT VALUE OF PROJECTED CASH FLOWS AND TERMINAL VALUES
                                           (IN 000'S, EXCEPT PER SHARE DATA)
                               ---------------------------------------------------------


               TERMINAL                   PV OF                                                                                PV OF
                 VALUE                    FREE          PV OF       AGGREGATE       LESS:                        PV OF        EQUITY
              MULTIPLE OF     DISCOUNT  CASH FLOW     TERMINAL       PRESENT        TOTAL          PLUS:        EQUITY          PER
              2002 EBITDA     RATE (1)  1998-2002       VALUE         VALUE         DEBT(2)       CASH(2)        VALUE         SHARE
              ----------------------------------------------------------------------------------------------------------------------
                                11.00%   $175,566      $392,399      $567,965      $    -       $  127,310    $  695,275     $ 33.52
                                12.00%   $171,522      $376,877       548,400           -          127,310       675,710     $ 32.58
              --------------   -----------------------------------------------------------------------------------------------------
                    6.0x        13.00%   $167,630      $362,100       529,730           -          127,310       657,040     $ 31.68
              --------------   -----------------------------------------------------------------------------------------------------
                                14.00%   $163,883      $348,024       511,907           -          127,310       639,217     $ 30.82
                                15.00%   $160,274      $334,612       494,885           -          127,310       622,195     $ 30.00
                                                                                                              ----------     -------

                                11.00%   $175,566      $457,799      $633,365      $    -       $  127,310    $  760,675     $ 36.68
                                12.00%   $171,522      $439,690       611,212           -          127,310       738,522     $ 35.61
              --------------   -----------------------------------------------------------------------------------------------------
                    7.0x        13.00%   $167,630      $422,450       590,080           -          127,310       717,390     $ 34.59
              --------------   -----------------------------------------------------------------------------------------------------
                                14.00%   $163,883      $406,028       569,911           -          127,310       697,221     $ 33.62
                                15.00%   $160,274      $390,380       550,654           -          127,310       677,964     $ 32.69
                                                                                                              ----------     -------

     (1)  As of 2/24/98, Company's weighted average cost of capital was 12.73%.
     (2)  As of 12/28/97 balance sheet.
     (3)  Assumes fully diluted shares outstanding as of 12/28/97 of 20,739,373.

12                                                            [LOGO] Prudential
---                                                                  Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
DISCOUNTED CASH FLOW ANALYSIS


PROJECTED UNLEVERED FREE CASH FLOWS


                (in 000's)                                               FISCAL YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------
                FREE CASH FLOW:                             1998         1999         2000         2001         2002
                Operating Income (EBITA)                 $  58,388    $  62,785   $  66,774    $  70,762     $ 74,678
                Less: Income Taxes @ 38.0%                 (22,188)     (23,858)    (25,374)     (26,889)     (28,378)
                                                         ----------   ----------  ----------   ----------    ---------
                         Tax-Adjusted Operating Income   $  36,201    $  38,926   $  41,400    $  43,872     $ 46,300

                plus: Depreciation                          26,094       26,790      27,759       28,781       29,922
                less: Capital Expenditures                 (28,550)     (19,550)    (19,550)     (20,150)     (20,750)
                plus: (Increases)/Decreases in Non-
                        Cash Working Capital
                           Deferred Taxes                   (1,500)      (1,500)     (1,500)          -            -
                           Receivables                         133         (122)       (128)        (129)        (130)
                           Inventories                          33         (157)       (164)        (166)        (167)
                           Prepaid Expenses                    208          (85)        (89)         (90)         (91)
                           Deferred Charges                     (4)        --           --           --           --
                           Other Assets                       (660)        --           --           --           --
                           Accounts Payable and Accruals    (5,344)       1,650        1,724        1,741        1,758

                Free Cash Flow:                           $ 26,611     $ 45,952     $ 49,453     $ 53,859     $ 56,842
                                                         ----------   ----------   ----------   ----------    ---------

13                                                            [LOGO] Prudential
---                                                                  Securities

________________________________________________________________________________

                             ___________________________________________________




                             C. Comparable Transactions Analysis





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE TRANSACTIONS SUMMARY VALUATION MATRIX

                  ($ in thousands, except per share)
                  Offer Price               $  28.50
                  ----------------------------------

                                                           Enterprise Value/                    Equity Value/
                                               ---------------------------------------   ------------------------
                                                 REVENUE        EBITDA        EBIT       NET INCOME    BOOK VALUE
                                                 -------        ------        ----       ----------    ----------
      SBARRO 1997 OPERATING PARAMETERS(1)      $345,083.0   $  81,067.0    $ 57,145.0    $ 38,128.0   $ 220,439.0
                                               ------------------------------------------------------------------

      COMPARABLE TRANSACTION VALUATION MULTIPLES(2)
                                HIGH                  1.4x          9.0x         12.5x         20.5x          3.5x
                                LOW                   0.6           6.9           9.2          12.5           0.9
                                MEAN                  1.0           7.9          10.6          16.5           2.2
                                MEDIAN                0.9           7.9          10.0          16.5           2.2
                                               ------------------------------------------------------------------

      PLUS: CASH (3)                           $  127,310    $   127,310   $  127,310
                                               ---------------------------------------

      FULLY DILUTED SHARES OUTSTANDING(4)        20,679.0       20,679.0     20,679.0      20,679.0      20,679.0
                                               ------------------------------------------------------------------

      IMPLIED EQUITY VALUE PER SHARE                                                                                      MEAN
                                HIGH           $    28.85    $     41.31   $    40.76    $    37.72    $    37.01       $ 37.13
                                LOW                 16.36          33.03        31.66         22.99         10.08         22.82
                                MEAN                22.22          37.17        35.40         30.37         23.54         29.74
                                MEDIAN              21.45          37.17        33.78         30.39         23.54         29.27
                                               ------------------------------------------------------------------       --------

      SBARRO'S IMPLIED MULTIPLE AT OFFER PRICE       1.7x           7.3x        10.3x         15.5x          2.7x
                                               ------------------------------------------------------------------


     (1) Financial  information  for the fiscal  year ended  12/28/97.  Source:
         Company submitted information.
     (2) Revenue, EBITDA, and EBIT are multiples of Enterprise Value. Net Income and Book Value are multiples of Equity Value. Includes Perkins Family Restaurants, International Dairy Queen, Family Restaurants.
     (3) As of 12/28/97.
     (4) Calculated using the Treasury Method

15                                                            [LOGO] Prudential
---                                                                  Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY


COMPARABLE TRANSACTIONS VALUATION SUMMARY

($ in millions)
Target                         Target                 Announced Offer Terms    EV   Revenue   EBIT     EBITDA    Net Income    TBV
     Acquiror                  Business Description   Effective    Status     EPP   EV/Rev.  EV/EBIT  EV/EBITDA EPP/Net Inc. EPP/TBV
------------------------------------------------------------------------------------------------------------------------------------
International Dairy Queen (2)  Develops, licenses and  10/21/97    Stock    $559.1   $411.2   $55.9    $62.3        $35.4    $168.1
                               services a chain of      1/8/98    Friendly  $583.6     1.4x   10.0x     9.0x        16.5x      3.5x
                               restaurants.
     Berkshire Hathaway, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Perkins Family Restaurants,    Owns and operates        8/4/97       Cash   $240.8   $262.8   $19.2     $35.1       $ 9.1    $ 37.7
    L.P.(3)(4)                 franchised restaurants. 12/23/97   Completed $186.4     0.9x   12.5x      6.9x       20.5x      4.9x
       The Restaurant Company
------------------------------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc.(5)(6)  Coco's operates 170     3/4/96      Cash     $306.5  $501.2   $33.2       NA        $10.0    $132.2
        (Coco's and Carrows)    bakery restaurants and  5/23/98   Completed  $125.0    0.6x    9.2x       NA        12.5x      0.9x
   Flagstar Companies, Inc.     operates 157 family
                                restaurants primarily
                                in California.
------------------------------------------------------------------------------------------------------------------------------------
                                                                               SUMMARY STATISTICS
LEGEND                                                                         HIGH    1.4x    12.5x      9.0x      20.5x      3.5x
EV = ENTERPRISE VALUE                                                          LOW     0.6x     9.2x      6.9x      12.5x      0.9x
EPP = EQUITY PURCHASE PRICE                                                    MEAN    1.0x    10.6x      7.9x      16.5x      2.2x
LTM = LATEST TWELVE MONTHS                                                     MEDIAN  0.9x    l0.0x      7.9x      16.5x      2.2x
TBV = TANGIBLE BOOK VALUE

Footnotes:
-----------------------------------------------------------------------

(1) Financial data excludes the results of discontinued operations, extraordinary gains and one-time charges. Unless otherwise noted, options are assumed to be cashed out based on the treasury stock method.
(2) Depreciation and amortization not disclosed in 10-Q. Depreciation and amortization is from latest 10-K.
(3) Company is a "pass through" entity, i.e, S-Corp or Partnership. Tangible book value (TBV) has been excluded from summary statistics.
(4)  Net income is calculated based on an assumed 40% tax rate.
(5)  Denotes a private company.
(6) Assumption of debt includes issuance of $150MM of senior notes to refinance target's outstanding balance on revolver and the assumption of capital lease obligations.

16                                                            [LOGO] Prudential
---                                                                  Securities

________________________________________________________________________________

                             ___________________________________________________




                             D.  Comparable Companies Analysis





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE COMPANIES SUMMARY VALUATION MATRIX - PIZZA AND VALUE PRICED ITALIAN RESTAURANTS

                  ($ in thousands, except per share)
                  Offer Price               $  28.50
                  ----------------------------------

                                                           Enterprise Value/                    Equity Value/
                                               ---------------------------------------   ------------------------
                                                 REVENUE        EBITDA        EBIT       NET INCOME    BOOK VALUE
                                                 -------        ------        ----       ----------    ----------
      SBARRO 1997 OPERATING PARAMETERS(1)        $345,083     $  81,067     $ 57,145      $ 38,128      $ 220,439
                                               ------------------------------------------------------------------

      COMPARABLE COMPANY VALUATION MULTIPLES(2)
                PIZZA AND VALUE HIGH                  1.7x          9.2x         18.2x         30.4x          6.6x
                 PRICED ITALIAN LOW                   0.7           5.1          10.3          14.3           1.0
                 COMPARABLES(3) MEAN                  1.1           7.9          13.2          20.4           3.1
                                MEDIAN                1.2           8.7          12.0          15.9           2.6
                                               ------------------------------------------------------------------

      PLUS: CASH (4)                           $  127,310    $   127,310   $  127,310
                                               ---------------------------------------

      FULLY DILUTED SHARES OUTSTANDING(1)        20,679.0       20,679.0     20,679.0      20,679.0      20,679.0
                                               ------------------------------------------------------------------

      IMPLIED EQUITY VALUE PER SHARE                                                                                      MEAN
                PIZZA AND VALUE HIGH           $    34.95    $     42.30   $    56.44    $    56.12    $    69.94       $ 51.95
                 PRICED ITALIAN LOW                 17.05          26.01        34.70         26.40         10.51         22.93
                    COMPARABLES MEAN                24.50          37.01        42.69         37.53         33.12         34.97
                                MEDIAN              25.42          40.19        39.33         29.33         28.00         32.46
                                               ------------------------------------------------------------------       --------

      SBARRO IMPLIED MULTIPLE AT OFFER PRICE         1.7x           7.3x        10.3x         15.5x          2.7x
                                               ------------------------------------------------------------------


      (1) Financial  information  for the fiscal  year ended  12/28/97.  Source:
          Company submitted information.
      (2) Revenue, EBITDA, and EBIT are multiples of Enterprise Value and Net Income is a multiple of Equity Value. Per l0/5/97 10-Q, includes held to maturity marketable maturities, which mature in 1998.
      (3) Includes Darden Restaurants, NPC International, Pizza Inn, Showbiz Pizza, and Uno Restaurant Corp.
      (4) As of 12/28/97.

18                                                            [LOGO] Prudential
---                                                                  Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE COMPANIES SUMMARY VALUATION MATRIX  -  FAST FOOD RESTAURANTS

                  ($ in thousands, except per share)
                  Offer Price               $  28.50
                  ----------------------------------

                                                           Enterprise Value/                    Equity Value/
                                               ---------------------------------------   ------------------------
                                                 REVENUE        EBITDA        EBIT       NET INCOME    BOOK VALUE
                                                 -------        ------        ----       ----------    ----------
      SBARRO 1997 OPERATING PARAMETERS(1)        $345,083     $  81,067     $ 57,145      $ 38,128      $ 220,439
                                               ------------------------------------------------------------------

      COMPARABLE COMPANY VALUATION MULTIPLES(2)
           FAST FOOD RESTAURANT HIGH                  2.2x          9.4x         24.6x         64.5x          8.6x
                 COMPARABLES(3) LOW                   0.5           3.5           6.4          16.8           1.1
                                MEAN                  1.2           7.3          13.4          28.3           3.3
                                MEDIAN                1.0           8.0          12.6          20.3           2.4
                                               ------------------------------------------------------------------

      PLUS: CASH (4)                           $  127,310    $   127,310   $  127,310
                                               ---------------------------------------

      FULLY DILUTED SHARES OUTSTANDING(1)        20,679.0       20,679.0     20,679.0      20,679.0      20,679.0
                                               ------------------------------------------------------------------

      IMPLIED EQUITY VALUE PER SHARE                                                                                      MEAN
           FAST FOOD RESTAURANT HIGH           $    42.79    $     42.84   $    74.03    $   119.01    $    92.09       $ 74.15
                    COMPARABLES LOW                 13.86          19.92        23.91         30.93         11.65         20.05
                                MEAN                25.97          34.88        43.10         52.27         35.06         38.26
                                MEDIAN              22.95          37.35        40.94         37.44         25.82         32.90
                                               ------------------------------------------------------------------       --------

      SBARRO IMPLIED MULTIPLE AT OFFER PRICE         1.7x           7.3x        10.3x         15.5x          2.7x
                                               ------------------------------------------------------------------


      (1) Financial  information  for the fiscal  year ended  12/28/97.  Source:
          Company submitted information.
      (2) Revenue, EBITDA, and EBIT are multiples of Enterprise Value and Net Income is a multiple of Equity Value. Per l0/5/97 10-Q, includes held to maturity marketable securities, which mature in 1998.
      (3) Includes Au Bon Pain, Foodmaker, Tricon Global Restaurants, Sonic Corp., and Wendy's.
      (4) As of 12/28/97.

19                                                            [LOGO] Prudential
---                                                                  Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD RESTAURANTS






(Dollars in millions, except per share data)    LTM       FYE   Shares
                                      Ticker    Date      Date    Out.
                                      ------  --------  -------- -----
Darden Restaurants, Inc.    (b)(c)(d)  DRI    11/23/97  5/25/97  148.6

NPC International, Inc.     (e)(f)(g)  NPCI   12/23/97  3/25/97   24.7

Pizza Inn, Inc.             (h)(i)(j)  PZZI   l2/28/97  6/29/97   12.7

Showbiz Pizza Time, Inc.    (e)(k)     SHBZ   9/26/97   12/27/96  18.7

Uno Restaurant Corporation  (e)(l)(m)  UNO    12/28/97  9/28/97   10.9


Sbarro, Inc.                (n)        SBA    12/28/97  12/28/97  20.4



SUMMARY STATISTICS EXCLUDE SBARRO, INC.








(table continued)

                                                   Based on Latest Twelve Months Results
                          -----------------------------------------------------------------------------------------
                                  Market Values          Enterprise Value Multiples        Equity Value Multiples
                          -----------------------------  ---------------------------    ---------------------------
(Dollars in millions, except per share data)
                           2/27/98                                                        Book        Net      LTM
                          Per Share  Equity   Unlevered    Sales   EBITDA     EBIT        Value     Income    E.P.S.
                          --------- --------  ---------   -------  ------   --------    ---------   -------   ------
Darden Restaurants, Inc.    $13.50  $2,041.4  $2,393.1      0.8x    9.0x      18.2x        1.9x      30.4x     30.9x

NPC International, Inc.     $11.50    $289.4    $495.3      1.2x    7.4x      12.0x        2.6x      15.9x     l5.9x

Pizza Inn, Inc.              $5.31     $72.6     $78.4      1.2x    9.2x      10.3x        6.6x      15.6x     15.6x

Showbiz Pizza Time, Inc.    $29.00    $562.2    $571.3      1.7x    8.7x      14.3x        3.4x      25.5x     25.0x

Uno Restaurant Corporation   $6.50     $71.1    $118.0      0.7x    5.1x      11.3x        l.0x      14.3x     15.3x


Sbarro, Inc.                $29.50    $611.8    $484.5      1.4x    6.0x       8.5x        2.8x      l6.0x     15.9x



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                                                    HIGH    1.7x    9.2x      18.2x        6.6x      30.4x     30.9x
                                                     LOW    0.7x    5.lx      10.3x        1.0x      14.3x     15.3x
                                                    MEAN    1.lx    7.9x      13.2x        3.lx      20.4x     20.5x
                                                  MEDIAN    1.2x    8.7x      12.0x        2.6x      15.9x     l5.9x
                                               ADJ. MEAN    1.0x    8.4x      12.5x        2.7x      l9.0x     18.9x
                                                   COUNT       5       5          5           5          5        5

(table continued)

                                  Based on Forward Results
                               -------------------------------
                                   Equity Value Multiples
                               -------------------------------
(Dollars in millions, except per sharem data)

                                1997       1998     1998P/E/
                                E.P.S.    E.P.S.   5yr Growth
                              ---------   ------   ----------
Darden Restaurants, Inc.         27.0x     19.6x      l.6x

NPC International, Inc.          15.9x     12.lx      0.6x

Pizza Inn, Inc.                  15.6x     12.6x      0.8x

Showbiz Pizza Time, Inc.         21.8x     17.7x      1.0x

Uno Restaurant Corporation       15.3x       NA        NA


Sbarro, Inc.                     15.9x     15.0x      1.2x



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                           HIGH  27.0x     19.6x      1.6x
                            LOW  15.6x     12.lx      0.6x
                           MEAN  20.1x     15.5x      1.0x
                         MEDIAN  18.9x     15.2x      0.9x
                      ADJ. MEAN  18.9x     15.2x      0.9x
                          COUNT      4         4         4

20                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE FAST FOOD COMPANIES


(Dollars in millions, except per share data)

                                                            LTM         FYE        Shares
                                               Ticker      Date         Date        Out.
                                               ------      ----         ----        ----
Au Bon Pain Co., Inc.             (b)(c)(d)   ABPCA       10/4/97     12/28/96       11.8

Foodmaker, Inc.                   (c)(e)      FM          9/28/97     9/28/97        39.1

Tricon Global Restaurants, Inc.   (c)(f)(g)   YUM         9/6/97      12/30/96      151.8

Sonic Corp.                       (h)         SONC       10/30/97     8/31/97        12.8

Wendy's International, Inc.       (i)(j)      WEN         9/28/97     12/29/96      132.2



Sbarro, Inc.                      (k)         SBA        12/28/97     12/28/97       20.4



SUMMARY STATISTICS EXCLUDE SBARRO, INC.








(table continued)


                                                                  BASED ON LATEST TWELVE MONTHS RESULTS
                                  -------------------------------------------------------------------------------------------------
(Dollars in millions, except per share data)
                                            Market Values              Enterprise Value Multiples          Equity Value Multiples
                                  ------------------------------       --------------------------         -------------------------
                                   2/27/98                                                                 Book      Net      LTM
                                  Per Share   Equity   Unlevered        Sales    EBITDA     EBIT          Value    Income    E.P.S.
                                  ---------   ------   ---------        -----    ------     ----          -----    ------    ------
Au Bon Pain Co., Inc.                $8.38     $100.0     $177.2         0.7x     7.2x     24.6x           1.1x    64.5x     63.7x

Foodmaker, Inc.                     $18.81     $759.2   $1,078.3         1.0x     8.6x     12.6x           8.6x    21.5x     21.2x

Tricon Global Restaurants, Inc.     $28.50   $4,325.6   $4,444.6         0.5x     3.5x      6.4x           1.2x    19.9x     20.3x

Sonic Corp.                         $29.25     $381.2     $423.5         2.2x     9.4x     12.6x           3.1x    19.2x     19.7x

Wendy's International, Inc.         $21.69   $2,916.5   $3,140.4         1.6x     8.0x     10.7x           2.4x    16.4x     16.8x



Sbarro, Inc.                        $29.50     $611.8     $484.5         1.4x     6.0x      8.5x           2.8x    16.0x     15.9x



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                                                            HIGH         2.2x     9.4x     24.6x           8.6x    64.5x     63.7x
                                                             LOW         0.5x     3.5x      6.4x           1.1x    16.4x     16.8x
                                                            MEAN         1.2x     7.3x     13.4x           3.3x    28.3x     28.3x
                                                          MEDIAN         1.0x     8.0x     12.6x           2.4x    19.9x     20.3x
                                                       ADJ. MEAN         1.1x     7.9x     12.0x           2.2x    20.2x     20.4x
                                                           COUNT            5        5         5              5        5         5

(table continued)

                                               BASED ON FORWARD RESULTS
                                            ---------------------------------
(Dollars in millions, except per share data)
                                                  Equity Value Multiples
                                            ---------------------------------
                                             1997         1998      1998P/E/
                                            E.P.S.       E.P.S.    5yr Growth
                                            -----        -----     ----------
Au Bon Pain Co., Inc.                       44.1x        26.2x        1.5x

Foodmaker, Inc.                             19.8x        16.8x        0.8x

Tricon Global Restaurants, Inc.               NA         14.9x        1.1x

Sonic Corp.                                 19.6x        17.1x        1.1x

Wendy's International, Inc.                 16.3x        18.1x        1.2x

Sbarro, Inc.                                15.9x        15.0x        1.2x



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                                    HIGH    44.1x        26.2x        1.5x
                                     LOW    16.3x        14.9x        0.8x
                                    MEAN    25.0x        18.6x        1.2x
                                  MEDIAN    19.7x        17.1x        1.1x
                               ADJ. MEAN    19.7x        17.3x        1.1x
                                   COUNT        4            5           5


21                                                             [LOGO] Prudential
---                                                                   Securities

________________________________________________________________________________

                             ___________________________________________________




                             E. Leveraged Buy-Out Analysis





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

LEVERAGED BUY-OUT ANALYSIS



BASE CASE SCENARIO - ANALYSIS ASSUMES 0.5% COMPARATIVE STORE SALES GROWTH AND 70 NEW STORES, PER ANNUM.


                                             SENSITIVITY ANALYSIS - YEAR 2002 CASH OUT
                                          ------------------------------------------------
                                                            OFFER PRICE

                                          $29.00     $30.00    $31.00     $32.00    $33.00
CASH OUT MULTIPLE -EBITDA          6.0x     110%        51%       34%        25%       18%
                                   7.0x     126%        63%       44%        34%       27%
                                   8.0x     139%        72%       52%        42%       34%

23                                                             [LOGO] Prudential
---                                                                   Securities

                                                                     Section III

________________________________________________________________________________

                             ___________________________________________________




                             III.  Appendix





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

________________________________________________________________________________

                             ___________________________________________________




                             A. Comparable Companies Analysis





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE RESTAURANT COMPANIES

ANALYSIS(1)(2)

SIZE FACTORS ($ IN MILLIONS)


               LTM SALES
----------------------------------------
Tricon Global Restaurants, Inc. $9,625.0
Darden Restaurants, Inc.        $3,172.1
Wendy's International, Inc.     $2,013.4
Foodmaker, Inc.                 $1,071.7
NPC International, Inc.           $409.8
SBARRO, INC.                      $345.1
Showbiz Pizza Time, Inc.          $331.1
Au Bon Pain Co., Inc.             $248.6
Sonic Corp.                       $192.9
Uno Restaurant Corporation        $180.8
Pizza Inn, Inc.                    $68.0
----------------------------------------
                         MEAN   $1,731.3



       EQUITY VALUE AS OF 2/27/98
     (EQUITY MARKET CAPITALIZATION)
----------------------------------------
Tricon Global Restaurants, Inc. $4,325.6
Wendy's International, Inc.     $2,916.5
Darden Restaurants, Inc.        $2,041.4
Foodmaker, Inc.                   $759.2
SBARRO, INC.                      $611.8
Showbiz Pizza Time, Inc.          $562.2
Sonic Corp.                       $381.2
NPC International, Inc.           $289.4
Au Bon Pain Co., Inc.             $100.0
Pizza Inn, Inc.                    $72.6
Uno Restaurant Corporation         $71.1
----------------------------------------
                         MEAN   $1,151.9



         NUMBER OF RESTAURANTS
----------------------------------------
Tricon Global Restaurants, Inc.   29,096
Wendy's International, Inc.        6,626
Sonic Corp.                        1,717
Foodmaker, Inc.                    1,323
Darden Restaurants, Inc.           1,151
NPC International, Inc.              876
SBARRO, INC.                         858
Pizza Inn, Inc.                      494
Showbiz Pizza Time, Inc.             314
Au Bon Pain Co., Inc.                289
Uno Restaurant Corporation           161
----------------------------------------
                         MEAN      4,205



      ENTERPRISE VALUE AS OF 2/27/98
      (EQUITY MARKET CAPITALIZATION
              PLUS NET DEBT)
----------------------------------------
Tricon Global Restaurants, Inc. $4,444.6
Wendy's International, Inc.     $3,140.4
Darden Restaurants, Inc.        $2,393.1
Foodmaker, Inc.                 $1,078.3
Showbiz Pizza Time, Inc.          $571.3
NPC International, Inc.           $495.3
SBARRO, INC.                      $484.5
Sonic Corp.                       $423.5
Au Bon Pain Co., Inc.             $177.2
Uno Restaurant Corporation        $118.0
Pizza Inn, Inc.                    $78.4
----------------------------------------
                         MEAN   $1,292.0



26                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE RESTAURANT COMPANIES ANALYSIS(1)(2)
GROWTH FACTORS AS OF FISCAL YEAR END


              SALES GROWTH
          (Two (2) Year CAGR)
----------------------------------------
Sonic Corp.                        21.9%
Au Bon Pain Co., Inc.              13.8%
Wendy's International, Inc.         9.2%
Uno Restaurant Corporation          5.9%
Pizza Inn, Inc.                     5.6%
Showbiz Pizza Time, Inc.            4.6%
SBARRO, INC.                        4.5%
Foodmaker, Inc.                     2.6%
Tricon Global Restaurants, Inc.     1.4%
Darden Restaurants, Inc.            0.1%
NPC International, Inc.            -3.6%
----------------------------------------
                         MEAN       6.2%



              EBIT GROWTH
          (Two (2) Year CAGR)
----------------------------------------
Showbiz Pizza Time, Inc.          127.3%
Foodmaker, Inc.                    51.7%
Sonic Corp.                        21.9%
NPC International, Inc.            20.1%
Wendy's International, Inc.        16.6%
Pizza Inn, Inc.                    15.8%
SBARRO, INC.                        9.5%
Tricon Global Restaurants, Inc.     3.9%
Uno Restaurant Corporation        -13.3%
Darden Restaurants, Inc.          -27.6%
Au Bon Pain Co., Inc.             -61.2%
----------------------------------------
                         MEAN      15.5%

             EBITDA GROWTH
          (Two (2) Year CAGR)
----------------------------------------
Foodmaker, Inc.                    28.9%
Showbiz Pizza Time, Inc.           27.9%
Sonic Corp.                        27.9%
Pizza Inn, Inc.                    16.1%
Wendy's International, Inc.        14.4%
NPC International, Inc.             8.1%
SBARRO, INC.                        6.7%
Tricon Global Restaurants, Inc.     1.9%
Uno Restaurant Corporation         -3.5%
Darden Restaurants, Inc.          -13.9%
Au Bon Pain Co., Inc.             -16.8%
----------------------------------------
                         MEAN       9.1%



           NET INCOME GROWTH
          (Two (2) Year CAGR)
----------------------------------------
Au Bon Pain Co., Inc.                 NM
Foodmaker, Inc.                       NM
Showbiz Pizza Time, Inc.          341.1%
NPC International, Inc.            81.8%
Pizza Inn, Inc.                    26.1%
Sonic Corp.                        24.0%
Wendy's International, Inc.        16.6%
SBARRO, INC.                       10.1%
Tricon Global Restaurants, Inc.     4.9%
Uno Restaurant Corporation        -17.9%
Darden Restaurants, Inc.          -42.0%
----------------------------------------
                         MEAN      54.3%



27                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE RESTAURANT COMPANIES ANALYSIS(1)(2)
GROWTH FACTORS (CONT'D)

     COMPARATIVE STORE SALES GROWTH
     (Trailing One (1) Year Growth)
----------------------------------------
Showbiz Pizza, Inc.                 9.6%
Foodmaker, Inc.                     6.5%
Sonic Corp.                         6.3%
Wendy's International, Inc.         5.3%
Darden Restaurants, Inc.            1.2%
SBARRO, INC.                       -0.4%
Au Bon Pain Co., Inc.              -1.3%
Uno Restaurant Corporation         -1.7%
Pizza Inn, Inc.                    -2.0%
Tricon Global Restaurants, Inc.    -4.0%
NPC International, Inc.            -7.5%
----------------------------------------
                         MEAN       1.2%



     CONSENSUS FORWARD GROWTH RATE
         (Five (5) Year Growth)
----------------------------------------
NPC International, Inc.            22.0%
Foodmaker, Inc.                    20.0%
Au Bon Pain Co., Inc.              17.0%
Showbiz Pizza Time, Inc.           17.0%
Sonic Corp.                        16.0%
Wendy's International, Inc.        15.0%
Pizza Inn, Inc.                    15.0%
Uno Restaurant Corporation         15.0%
Tricon Global Restaurants, Inc.    13.0%
Darden Restaurants, Inc.           12.0%
SBARRO, INC.                       12.0%
----------------------------------------
                         MEAN      16.2%



28                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
VALUATION SUMMARY

COMPARABLE RESTAURANT COMPANIES ANALYSIS(1)(2)
RISK FACTORS

             EBITDA MARGINS
           (EBITDA to Sales)
----------------------------------------
SBARRO, INC.                       23.5%
Sonic Corp.                        23.5%
Showbiz Pizza Time, Inc.           19.9%
Wendy's International, Inc.        19.6%
NPC International, Inc.            16.4%
Tricon Global Restaurants, Inc.    13.2%
Uno Restaurant Corporation         12.9%
Pizza Inn, Inc.                    12.5%
Foodmaker, Inc.                    11.7%
Au Bon Pain Co., Inc.               9.9%
Darden Restaurants, Inc.            8.4%
----------------------------------------
                         MEAN      14.8%



                LEVERAGE
   (Total Debt to Total Cap. (book))
----------------------------------------
SBARRO, INC.                        0.0X
Tricon Global Restaurants, Inc.     0.1x
Showbiz Pizza Time, Inc.            0.2x
Darden Restaurants, Inc.            0.3x
Sonic Corp.                         0.3x
Wendy's International, Inc.         0.3x
Pizza Inn, Inc.                     0.4x
Uno Restaurant Corporation          0.4x
Au Bon Pain Co., Inc.               0.5x
NPC International, Inc.             0.7x
Foodmaker, Inc.                     0.8x
----------------------------------------
                          MEAN      0.4X



              EBIT MARGINS
            (EBIT to Sales)
----------------------------------------
Sonic Corp.                        17.4%
SBARRO, INC.                       16.6%
Wendy's International, Inc.        14.6%
Showbiz Pizza Time, Inc.           12.1%
Pizza Inn, Inc.                    11.2%
NPC International, Inc.            10.1%
Foodmaker, Inc.                     8.0%
Tricon Global Restaurants, Inc.     7.2%
Uno Restaurant Corporation          5.8%
Darden Restaurants, Inc.            4.1%
Au Bon Pain Co., Inc.               2.9%
----------------------------------------
                          MEAN      9.3%



           NET INCOME MARGINS
         (Net Income to Sales)
----------------------------------------
SBARRO, INC.                       11.0%
Sonic Corp.                        10.3%
Wendy's International, Inc.         8.9%
Pizza Inn, Inc.                     6.8%
Showbiz Pizza Time, Inc.            6.7%
NPC International, Inc.             4.4%
Foodmaker, Inc.                     3.3%
Uno Restaurant Corporation          2.7%
Tricon Global Restaurants, Inc.     2.3%
Darden Restaurants, Inc.            2.1%
Au Bon Pain Co., Inc.               0.6%
----------------------------------------
                          MEAN      4.8%



29                                                             [LOGO] Prudential
---                                                                   Securities

                                                                    Section I

________________________________________________________________________________

                             ___________________________________________________




                             1.  Comparable Companies (Pizza and
                                 Value Priced Italian Restaurants)





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________

SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD RESTAURANTS

                                                                          LATEST TWELVE MONTH RESULTS
                              --------------------------------------------------------------------------------------------------

                                                                                    Results
                              --------------------------------------------------------------------------------------------------
(Dollars in millions, except per share data)
                                Sales    Rest. Pat.    EBITDA      EBIT     Net Inc.    Assets    Book Value     Debt       ROE
                                -----    ----------    ------      ----     --------    ------    ----------     ----       ---
Darden Restaurants, Inc.      $3,172.1     $603.9      $265.1     $131.5     $67.1     $1,981.6    $1,065.1     $373.7      5.9%

NPC International, Inc.         $409.8      $72.4       $67.3      $41.3     $18.2       $391.8      $110.2     $210.2     18.1%

Pizza Inn, Inc.                  $68.0      $12.4        $8.5       $7.6      $4.6        $22.9       $11.1       $6.5     44.3%

Showbiz Pizza Time, Inc.        $331.1     $128.2       $65.8      $40.0     $22.1       $231.0      $163.2      $30.2     14.6%

Uno Restaurant Corporation      $180.8      $53.7       $23.3      $10.5      $5.0       $145.3       $72.1      $48.9      6.6%


Sbarro, Inc.                    $345.1      $97.2       $81.1      $57.1     $38.1       $278.6      $220.4       $0.0     17.9%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.








(table continued)

                                             LATEST FISCAL YEAR RESULTS

                                                      Results                       Per Share Results (a)               EPS Growth

(Dollars in millions, except per share data)
                                Sales    EBIT          Net        LTM EPS   1997 EPS   1998 EPS   97-98         5-Yrs.
                                -----    ----          ---        -------   --------   --------   -----         ------
Darden Restaurants, Inc.      $3,171.8   $97.7         $44.4       $0.44      $0.50      $0.69    38.0%         12.00%

NPC International, Inc.         $295.3   $34.5         $17.8       $0.72      $0.72      $0.95    31.6%         22.00%

Pizza Inn, Inc.                  $69.1    $7.5          $4.5       $0.34      $0.34      $0.42    23.5%         15.00%

Showbiz Pizza Time, Inc.        $292.9   $25.7         $13.2       $1.16      $1.33      $1.64    23.3%         17.00%

Uno Restaurant Corporation      $178.0   $10.0          $4.9       $0.42      $0.42         NA       NA         15.00%


Sbarro, Inc.                    $345.1   $57.1         $38.1       $1.86      $1.86      $1.97     5.9%         12.00%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.
                                                                                        HIGH      38.0%          22.0%
                                                                                         LOW      23.3%          12.0%
                                                                                        MEAN      29.1%          16.2%
                                                                                      MEDIAN      27.6%          15.0%
                                                                                   ADJ. MEAN      27.6%          15.7%
                                                                                       COUNT          4              5




31                                                             [LOGO] Prudential
---                                                                   Securities

                                                            PROJECT OREGANO
---------------------------------------------------------------------------
SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD RESTAURANTS


                                                                        LATEST TWELVE MONTHS
                               -------------------------------------------------------------------------------------------------
(Dollars in millions, except per share data)
                                                 Margins                                            Credit
                               -------------------------------------------    --------------------------------------------------
                               Rest.
                               Pat.    S, G &A   EBITDA     EBIT      Net     Debt/Cap.  Crnt. Ratio  Debt/EBITDA    EBITDA/Int
                               ----    -------   ------     ----      ---     ---------  -----------  -----------    -----------
Darden Restaurants, Inc.       19.0%    14.9%      8.4%      4.1%      2.1%      0.3x        0.7x          1.4x         12.5x

NPC International, Inc.        17.7%     7.8%     16.4%     10.1%      4.4%      0.7x        0.4x          3.1x          5.2x

Pizza Inn, Inc.                18.2%     7.0%     12.5%     11.2%      6.8%      0.4x        2.3x          0.8x         15.2x

Showbiz Pizza Time, Inc.       38.7%    41.0%     19.9%     12.1%      6.7%      0.2x        1.4x          0.5x         22.0x

Uno Restaurant Corporation     29.7%    23.4%     12.9%      5.8%      2.7%      0.4x        0.4x          2.1x          7.9x


Sbarro, Inc.                   28.2%    12.1%     23.5%     16.6%     11.0%      0.0x        2.9x          0.0x            NM



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                      HIGH     38.7%    41.0%     19.9%     12.1%      6.8%      0.7x        2.3x          3.1x         22.0x
                       LOW     17.7%     7.0%      8.4%      4.1%      2.1%      0.2x        0.4x          0.5x          5.2x
                      MEAN     24.7%    18.8%     14.0%      8.7%      4.6%      0.4x        1.0x          1.6x         12.6x
                    MEDIAN     19.0%    14.9%     12.9%     10.1%      4.4%      0.4x        0.7x          1.4x         12.5x
                 ADJ. MEAN     22.3%    15.4%     13.9%      9.0%      4.6%      0.3x        0.8x          1.4x         11.9x
                     COUNT         5        5         5         5         5         5           5             5             5

(table continued)

(Dollars in millions, except per share data)
                                               Two Year Growth
                                     -------------------------------------
                                                                    Net
                                     Sales      EBIT     EBITDA    Income
                                     -----     -------   -------  --------
Darden Restaurants, Inc.                0.1%    -27.6%    -13.9%    -42.0%

NPC International, Inc.                -3.6%     20.1%      8.1%     81.8%

Pizza Inn, Inc.                         5.6%     15.8%     16.1%     26.1%

Showbiz Pizza Time, Inc.                4.6%    127.3%     27.9%    341.1%

Uno Restaurant Corporation              5.9%     13.3%     -3.5%    -17.9%


Sbarro, Inc.                            4.5%      9.5%      6.7%     10.1%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                              HIGH      5.9%    127.3%     27.9%    341.1%
                               LOW     -3.6%    -27.6%    -13.9%    -42.0%
                              MEAN      2.5%     24.5%      6.9%     77.8%
                            MEDIAN      4.6%     15.8%      8.1%     26.1%
                         ADJ. MEAN      3.4%      7.5%      6.9%     30.0%
                             COUNT         5         5         5         5




32                                                             [LOGO] Prudential
---                                                                   Securities

                                                            PROJECT OREGANO
---------------------------------------------------------------------------
SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD RESTAURANTS


                                                                        LATEST TWELVE MONTHS
                                        ------------------------------------------------------------------------------------
                                               Restaurants                                  Per Unit Data
                                        ------------------------     -------------------------------------------------------
(Dollars in millions except per unit data)
                                        Owned  Franchised   Total      Revenue      EBIT      EBITDA    EBITDA+Rent     ROI
                                        -----  ----------  ------    ----------   --------   --------   -----------   ------
Darden Restaurants, Inc.                1,151          -   1,151     $2,675,000   $361,000   $468,000      $522,000   20.9%

NPC International, Inc.                   732        144     876       $665,000   $116,375         NA      $206,510   31.0%

Pizza Inn, Inc.                             5        489     494             NA         NA         NA            NA      NA

Showbiz Pizza Time, Inc.                  245         69     314     $1,400,000   $117,600   $238,000            NA      NA

Uno Restaurant Corporation                 95         66     161     $1,920,000         NA   $407,250            NA  18.10%


Sbarro, Inc.                              627        231     858       $548,922   $104,131   $138,328      $261,891   30.5%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                              HIGH    1,151.0      489.0  1,151.0    $2,675,000   $361,000   $468,000      $522,000   31.0%
                               LOW        5.0       66.0    161.0      $665,000   $116,375   $238,000      $206,150   18.1%
                              MEAN      445.6      192.0    599.2    $1,665,000   $198,325   $371,083      $364,075   23.3%
                            MEDIAN      245.0      106.5    494.0    $1,660,000   $117,600   $407,250      $364,075   20.9%
                         ADJ. MEAN      357.3      106.5    561.3    $1,660,000   $117,600   $407,250            NA   20.9%
                             COUNT          5          4        5             4          3          3             2       3

(table continued)

                                     LATEST TWELVE MONTHS
                                     --------------------
                                          New Store
                                     --------------------
(Dollars in millions except per unit data)
                                                    Tot.
                                      Growth     Cost/Unit
                                      -------   ----------
Darden Restaurants, Inc.                -6.0%   $2,500,000

NPC International, Inc.                 60.7%     $665,000

Pizza Inn, Inc.                          5.1%           NA

Showbiz Pizza Time, Inc.                -1.6%   $1,300,000

Uno Restaurant Corporation               7.3%   $2,250,000


Sbarro, Inc.                             5.1%     $859,036



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                              HIGH      60.7%   $2,500,000
                               LOW      -6.0%     $665,000
                              MEAN      13.1%   $1,678,750
                            MEDIAN       5.1%   $1,775,000
                         ADJ. MEAN       3.6%   $1,775,000
                             COUNT          5            4


(1) Unit level data from Salomon Industry research report except for NPC International unit data which comes from A.G. Edwards & Sons company research report, Showbiz Pizza Time unit data which comes from Credit Suisse First Boston company research report and Uno Restaurant Corporation unit data which comes from NationsBanc Montgomery Securities Industry research report.




33                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE PIZZA AND VALUE PRICED ITALIAN FOOD RESTAURANTS

Footnotes
---------
(a) Earnings estimates from First Call except Sbarro estimates which are from company projections.

(b) Charges for restructuring and asset impairment in fiscal 1995, 1996 and 1997 were added back after tax effecting at the average tax rate of the company.

(c) Exercise price of options assumed to be the average price of exercisable options.

(d) Per unit data and comparative store sales data is for Olive Garden restaurants only.

(e)  Exercise  price  of  outstanding   options  used  as  average  exercise  of
     exercisable options.

(f) Impairment and loss provision for underperforming assets in fiscal 1996 and fiscal 1995 were added back after tax effecting at a 40% tax rate.

(g) Per unit restaurant data and comparative store sales data is for Pizza Hut restaurants only. Comparative store sales are for the nine months ended 12/97.

(h) Non-recurring gain in fiscal 1995 was added back after tax effecting at the average tax rate of the company. Dividend payout ratio is based on declared dividend rate at 12/97.

(i) Restaurant count as of fiscal 1996. Comparative store sales information from Van Kasper & Company research report.

(j)  All outstanding options were assumed to be exercisable.

(k) Restaurant count as of fiscal 1996. Comparative store growth for the nine months ended 9/97.

(1) Asset impairment charges in fiscal 1996 and 1997 were added back after tax effecting at the average tax rate of the company.

(m)  Comparative store sales data information is for the year ended 9/97.

(n) Provision for unit closings in fiscal 1995 and 1997 was added back after tax effecting at a 40% tax rate.



34                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________

COMPARABLE COMPANIES

COMPANY                  DARDEN RESTAURANTS, INC.
DESCRIPTIONS             ------------------------
                              The company is the world's largest full-service restaurant organization. In the United States, as of November 23, 1997, the company operated 1,111 restaurants in 49 states, including 649 Red Lobster restaurants, 460 The Olive Garden restaurants, and two Bahama Breeze restaurants. In addition, the company operated 40 restaurants in Canada, including 35 Red Lobster and 5 The Olive Garden restaurants. All of its restaurants in North America are company-operated.

                         NPC INTERNATIONAL,  INC.
                         ------------------------
                              The company is the largest Pizza Hut franchisee in the world. The company, through its wholly owned subsidiary, Romacorp, Inc., is also the owner/franchisor of Tony Roma's, a casual theme restaurant. As of December 23, 1997, the company owned and operated 684 Pizza Hut restaurants and 45 Tony Roma's restaurants. Additionally, 145 Tony Roma's restaurants were franchised.

                         PIZZA INN, INC.
                         ---------------
                              The company is the franchisor and food and supply distributor to a system of restaurants operating under the Pizza Inn name. At September 8, 1997, the Pizza Inn system consisted of 494 units, including five company operated units and 489 franchised units. Pizza Inn units are currently located in 18 states and 19 foreign countries. Domestic units are located predominantly in the southern half of the United States, with Texas, North Carolina and Arkansas accounting for approximately 30%, 15% and 11%, respectively, of the total.



35                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________

COMPARABLE COMPANIES

COMPANY                  SHOWBIZ PIZZA, INC.
DESCRIPTIONS             -------------------
                              The company is engaged in the family restaurant/ entertainment center business through its Chuck E. Cheese's restaurants which offer a variety of pizza, salad bar, sandwiches and desserts and feature musical and comic entertainment by life-size, computer-controlled robotic characters, family oriented games, rides and arcade-style activities. As of March 14, 1997, the company operated 245 restaurants and franchisees operated
                              69   restaurants   located  in  44   states.

                         UNO RESTAURANT CORPORATION
                         --------------------------
                              The Company owns and operates or franchises a total of 161 restaurants, including 95 owned and 66 franchised casual dining, full-servlce restaurants under the Pizzeria Uno ... Chicago Bar
                              &  Grill  name.   Company-owned  restaurants  are
                              located primarily in major markets from New England to Virginia, Florida, Chicago and Denver and franchised restaurants are located throughout the United States as well as one restaurant in Seoul, Korea.



36                                                             [LOGO] Prudential
---                                                                   Securities

                                                                      Section II

________________________________________________________________________________

                             ___________________________________________________




                             2.    Comparable Companies (Fast Food
                                   Restaurants)





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE FAST FOOD COMPANIES


                                                                          LATEST TWELVE MONTH RESULTS
                                         -------------------------------------------------------------------------------------------
(Dollars in millions, except per share data)
                                                                                   Results
                                         -------------------------------------------------------------------------------------------
                                                     Rest.                                                Book
                                          Sales      Pft.     EBITDA      EBIT    Net Inc.    Assets      Value      Debt      ROE
                                         --------  --------  --------    ------   --------   --------   --------   ------     ------
Au Bon Pain Co., Inc.                      $248.6    $129.5     $24.5      $7.2      $1.5      $196.3      $91.6    $80.9      1.7%

Foodmaker, Inc.                          $1,017.7    $166.0    $125.5     $85.6     $35.3      $681.8      $87.9   $347.7     50.7%

Tricon Global Restaurants, Inc.          $9,625.0  $1,568.0  $1,266.0    $692.0    $217.0    $5,865.0   $3,564.0   $299.0        NA

Sonic Corp.                                $192.9     $75.2     $45.3     $33.6     $19.9      $188.8     $123.8    $46.5     16.7%

Wendy's International, Inc.              $2,013.4    $603.6    $394.7    $294.2    $178.3    $1,914.0   $1,204.2   $454.8     16.0%


Sbarro, Inc.                               $345.1     $97.2     $81.1     $57.1     $38.1      $278.6     $220.4     $0.0     17.9%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.







(table continued)

                                         LATEST FISCAL YEAR RESULTS
                                         -------------------------
(Dollars in millions, except per share data)
                                                  Results                   Per Share Results (a)             EPS Growth
                                         -------------------------      ----------------------------       -----------------
                                         Sales      EBIT     Net        LTM EPS  1997 EPS   1998 EPS       97-98      5-Yrs.
                                         -----      ----     ---        -------  --------   --------       -----      ------
Au Bon Pain Co., Inc.                     $236.9     $2.3    ($1.7)      $0.13     $0.19      $0.32        68.4%      17.00%

Foodmaker, Inc.                         $1,071.7    $85.6    $35.3       $0.89     $0.95      $1.12        17.9%      20.00%

Tricon Global Restaurants, Inc.         $9,838.0   $628.0   $131.0       $1.40    ($0.56)     $1.91           NA      13.00%

Sonic Corp.                               $184.0    $32.2    $19.2       $1.48     $1.49      $1.71        14.8%      16.00%

Wendy's International, Inc.             $1,897.1   $261.6   $155.9       $1.29     $1.33      $1.20        -9.8%      15.00%


Sbarro, Inc.                              $345.1    $57.1    $38.1       $1.86     $1.86      $1.97         5.9%      12.00%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.                                                           HIGH     68.4%       20.0%
                                                                                                   LOW     -9.8%       13.0%
                                                                                                  MEAN     22.8%       16.2%
                                                                                                MEDIAN     16.3%       16.0%
                                                                                             ADJ. MEAN     16.3%       16.0%
                                                                                                 COUNT         4           5



38                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE FAST FOOD COMPANIES

                                                                       LATEST TWELVE MONTHS
                                     ----------------------------------------------------------------------------------------------
(Dollars in millions, except per share data)
                                                        Margins                                           Credit
                                     -------------------------------------------    -----------------------------------------------
                                     Rest.                                                       Crnt.
                                      Pft.    S, G & A    EBITDA   EBIT     Net     Debt/Cap.    Ratio    Debt/EBITDA    EBITDA/Int
                                     -----    --------    ------   ----    -----    ---------    ------   -----------    ----------
Au Bon Pain Co., Inc.                52.1%      13.3%       9.9%    2.9%    0.6%       0.5x       1.3x        3.3x          3.5x

Foodmaker, Inc.                      15.5%       7.5%      11.7%    8.0%    3.3%       0.8x       0.5x        2.8x          3.1x

Tricon Global Restaurants, Inc.      16.3%      10.0%      13.2%    7.2%    2.3%       0.1x       0.6x        0.2x          4.3x

Sonic Corp.                          39.0%      21.5%      23.5%   17.4%   10.3%       0.3x       0.9x        1.0x         22.8x

Wendy's International, Inc.          30.0%      15.4%      19.6%   14.6%    8.9%       0.3x       2.0x        1.2x         76.7x


Sbarro, Inc.                         28.2%      12.1%      23.5%   16.6%   11.0%       0.0x       2.9x        0.0x            NM



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                           HIGH      52.1%      21.5%      23.5%   17.4%   10.3%       0.8x        2.0x       3.3x         76.7x
                            LOW      15.5%       7.5%       9.9%    2.9%    0.6%       0.1x        0.5x       0.2x          3.1x
                           MEAN      30.6%      13.5%      15.6%   10.0%    5.1%       0.4x        1.1x       1.7x         22.1x
                         MEDIAN      30.0%      13.3%      13.2%    8.0%    3.3%       0.3x        0.9x       1.2x          4.3x
                      ADJ. MEAN      28.4%      12.9%      14.8%    9.9%    4.8%       0.3x        0.9x       1.7x         10.2x
                          COUNT          5          5          5       5       5          5           5          5             5

(table continued)

(Dollars in millions, except per share data)
                                                Two Year Growth
                                      ------------------------------------
                                                                     Net
                                      Sales     EBIT     EBITDA     Income
                                      -----    -----     ------     ------
Au Bon Pain Co., Inc.                 13.8     -61.2      -16.8        NA

Foodmaker, Inc.                        2.6      51.7       28.9        NA

Tricon Global Restaurants, Inc.        1.4       3.9        1.9       4.9

Sonic Corp.                           21.9      21.9       27.9      24.0

Wendy's International, Inc.            9.2      16.6       14.4      16.6


Sbarro, Inc.                          4.5%      9.5%       6.7%     10.1%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                           HIGH      21.9%     51.7%      28.9%     24.0%
                            LOW       1.4%    -61.2%     -16.8%      4.9%
                           MEAN       9.8%      6.6%      11.2%     15.1%
                         MEDIAN       9.2%     16.6%      14.4%     16.6%
                      ADJ. MEAN       8.5%     14.1%      14.7%     16.6%
                          COUNT          5         5          5         3



39                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE FAST FOOD COMPANIES

                                                                           LATEST TWELVE MONTHS
                                       ----------------------------------------------------------------------------------------
                                              Restaurants                                Per Unit Data(1)(2)
                                       -----------------------------   --------------------------------------------------------
(Dollars in millions, except per unit data)
                                        Owned    Franchised    Total     Revenue      EBIT      EBITDA     EBITDA+Rent     ROI
                                       ------    ----------    -----     -------      ----      ------     -----------     ---
Au Bon Pain Co., Inc.                     231           58       289    $950,000    $74,000   $139,000       $237,000     13.5%

Foodmaker, Inc.                           963          360     1,323   $1,071,00   $108,171   $145,656       $224,900     17.3%

Tricon Global Restaurants, Inc.        12,883       16,213    29,096    $665,000   $116,375         NA       $206,150     31.0%

Sonic Corp.                               267        1,450     1,717    $600,000    $93,000   $128,000       $140,000     25.5%

Wendy's International, Inc.             2,725        3,901     6,626    $975,000   $133,000   $176,000       $211,000     22.2%


Sbarro, Inc.                              627          231       858    $548,922   $104,131   $138,328       $261,891     30.5%



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                              HIGH   12,883.0     16,213.0  29,096.0  $1,071,000   $133,000   $176,000       $237,000     31.0%
                               LOW      231.0         58.0     289.0    $600,000    $74,000   $128,000       $140,000     13.5%
                              MEAN    3,413.8      4,396.4   7,810.2    $852,200   $104,909   $147,164       $203,810     21.9%
                            MEDIAN      963.0      1,450.0   1,717.0    $950,000   $108,171   $142,328       $211,000     22.2%
                         ADJ. MEAN    1,318.3      1,903.7   3,222.0    $863,333   $105,849   $142,328       $214,017     21.7%
                             COUNT          5            5         5           5          5          4              5         5

(table continued)

                                      LATEST TWELVE MONTHS
                                      --------------------
                                           New Store
                                      --------------------
(Dollars in millions, except per unit data)
                                                    Tot.
                                      Growth     Cost/Unit
                                      ------     ----------
Au Bon Pain Co., Inc.                   13.3%    $1,750,000

Foodmaker, Inc.                          4.2%    $1,300,000

Tricon Global Restaurants, Inc.            NA      $665,000

Sonic Corp.                              8.2%      $550,000

Wendy's International, Inc.              7.5%      $950,000


Sbarro, Inc.                             5.1%      $859,036



SUMMARY STATISTICS EXCLUDE SBARRO, INC.

                              HIGH      13.3%    $1,750,000
                               LOW       4.2%      $550,000
                              MEAN       8.3%    $1,043,000
                            MEDIAN       7.8%      $950,000
                         ADJ. MEAN       7.8%      $971,667
                             COUNT          4             5

(1) Unit level data from Salomon Industry research report except for Foodmaker unit data which comes from Salomon Smith Barney company research report.



40                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
SELECTED COMPARABLE FAST FOOD COMPANIES

FOOTNOTES
---------

(a) Earnings estimates from First Call except Sbarro estimates which are from company projections.

(b) Reduction in carrying value of long-lived assets in fiscal 1995 and 1996 and facilities relocation charges in fiscal 1994, 1995 and 1996 were added back after tax effecting at a 40% tax rate.

(c)  Restaurant count as of fiscal 1996.

(d)  Per unit data is for Au Bon Pain restaurants only.

(e) Equity in loss of FRI was added back in fiscal 1995 after tax effecting at a 40% tax rate.

(f) Income statement results are pro forma for the spin off from PepsiCo. Gains from restaurant sales are not included in SG&A. Per unit restaurant data is for Pizza Hut restaurants only.

(g) Unusual disposal charges in fiscal 1996 were added back after tax effecting at a 40% tax rate. Outstanding option information was not available.

(h) Provision for impairment of long-lived assets in fiscal years 1995-1997 and the 3-months ended 11/97 were added back after tax effecting at a 40% tax rate.

(i) Special charges in fiscal 1994 and 1995 and restructuring charges during the nine months ended 9/97 were added back after tax effecting at a 40% tax rate.

(j)  Comparable store sale information is from Legg Mason research report.

(k) Provision for unit closings in fiscal 1995 and 1997 was added back after tax effecting at a 38% tax rate.



41                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
COMPARABLE COMPANIES

COMPANY                  AU BON PAIN CO., INC.
DESCRIPTIONS             ---------------------
                              The company owns, operates and franchises Au Bon Pain and Saint Louis Bread Company bakery cafes. Both concepts specialize in high quality food for breakfast and lunch. The company's bakery cafes are principally located in the northeastern and mid-Atlantic United States. As of December 28, 1996, there were 289 bakery cafes of which 231 were operated by the company (177 Au Bon Pain restaurants and 54 Saint Louis Bread Company restaurants) and 58 were franchised (48 Au Bon Pain restaurants and 10 Saint Louis Bread Company restaurants).

                         FOODMAKER,  INC.
                         ----------------
                              The company owns, operates and franchises Jack in the Box restaurants, a fast-food chain located principally in the western and southwestern United States. Jack in the Box is a leading regional
                              competitor   in  the  fast-food  segment  of  the
                              restaurant industry. At September 28, 1997, there were 1,323 Jack in the Box restaurants, of which 963 were operated by the company and 360 were franchised.

                         TRICON Global  Restaurants,  Inc.
                         --------------------------------
                              The company is the world's largest quick service restaurant company based on number of units, with more than 29,000 units in 95 countries and territories. The company, owns, operates and franchises three of the most recognized restaurants concepts, Pizza Hut, Taco Bell and KFC. As of December 30, 1996, the company's system included 12,883 company operated/joint venture restaurants and 16,213 franchised restaurants. Of the total restaurants, 9,863 were KFC restaurants, 12,388 were Pizza Hut restaurants, and 6,845 were Taco Bell restaurants.



42                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
COMPARABLE COMPANIES

COMPANY                  SONIC CORP.
DESCRIPTIONS             -----------

                              The company operates and franchises the largest chain of drive-in restaurants in the United States. As of November 30, 1997, the company had 1,717 restaurants in operation, consisting of 267 company-owned restaurants and 1,450 franchised restaurants, principally in the south central and southeastern United States. At a typical Sonic restaurant, a customer drives into one of 24 to 36 covered drive-in spaces, orders through an intercom, and has the food delivered by a carhop
                              within  an  average  of  four   minutes.

                         WENDY'S INTERNATIONAL, INC.
                         ---------------------------
                              The company is primarily engaged in the business of operating, developing, and franchising a system of distinctive quick-service restaurants. At September 28, 1997, there were 5,133 Wendy's restaurants in operation in the United States and in 33 other countries and territories. Of these restaurants, 1,232 were operated by the company and 3,901 were franchised. During the same period, the company and its franchisees also operated 1,493 Tim Hortons restaurants in Canada and the United States.



43                                                             [LOGO] Prudential
---                                                                   Securities

________________________________________________________________________________

                             ___________________________________________________




                             B.    Leveraged Buy-Out Analysis





                             ___________________________________________________




                                                              [LOGO] Prudential
                                                                     Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________

LEVERAGED BUY-OUT ANALYSIS

TRANSACTION ASSUMPTIONS

(In millions, except offer price)

OFFER PRICE                              $           33.00
COMPARATIVE STORE SALES GROWTH                        0.5%

SOURCES AND USES OF FUNDS
-------------------------

SOURCES OF FUNDS
----------------

Excess Cash on Balance Sheet             $           117.1

Bank Credit Facility                                 200.0

Senior Unsecured Notes                               300.0

Equity Investment                                    103.1
                                         ------------------
                 TOTAL SOURCES OF FUNDS  $           720.2
                                         ==================

USES OF FUNDS
-------------

Number of Fully Diluted Shares Outstanding          20,914
Number of Shares to be Repurchased                  20,914      100.0%

Purchase Price of Equity                 $           690.2
Purchase Price of Options                             15.4
Repayment of Existing Debt                               -
                                         ------------------
                   TOTAL PURCHASE PRICE  $           705.6

Financing Costs                                        9.8
Non-Financing Costs                                    4.8
                                         ------------------
                    TOTAL USES OF FUNDS  $           720.2
                                         ==================


                                             PRO FORMA      % OF
                                             ESTIMATED      TOTAL     INTEREST
PRO FORMA CAPITALIZATION                     12/28/97  CAPITALIZATION   RATE
------------------------

Cash & Cash Equivalents                  $       10.2                   5.50%

Bank Credit Facility                            200.0       33.2%       8.00%

Senior Unsecured Notes                          300.0       49.7%      10.50%
                                         ------------
                   TOTAL LONG TERM DEBT  $      500.0


Common Equity                            $      103.1       17.1%
                                         ------------

             Total Shareholders' Equity         103.1       17.1%


TOTAL CAPITALIZATION                     $      603.1      100.0%
                                         ============ ================

Implied Equity Value                     $      690.2

Implied Enterprise Value                 $      572.2


Goodwill                                 $      484.4

Period (Years)                                     30



45                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________

LEVERAGED BUY-OUT ANALYSIS

INCOME STATEMENTS

                                            --------------------------------------------------------------------------------------
                                                                   PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                            --------------------------------------------------------------------------------------
(In 000's except per share data)                1998               1999               2000               2001               2002
                                                ----               ----               ----               ----               ----
Existing restaurant sales                   $  349,149        $   368,358        $  387,750          $  407,326        $   427,089
Existing franchise related income                6.664              7,353             8,049               8,752              9,461
                                            ----------        -----------        ----------          ----------        -----------

         Total revenues                        355,813            375,711           395,799             416,078            436,550

Cost of food and paper products                 70,807             74,703            78,636              82,606             86,614
                                            ----------        -----------        ----------          ----------        -----------
         Gross profit                          285,006            301,008           317,163             333,472            349,937

         Gross margin                            81.6%              81.7%             81.8%               81.9%              81.9%

Payroll and other benefits                      86,589             91,353            96,162             101,017            105,918
Occupancy and other expenses                    40,187             42,398            44,630              46,883             49,158
Rent expense                                    56,911             60,042            63,203              66,394             69,616
General and administrative                      17,960             18,948            19,946              20,953             21,969
Provision for unit closings                          -                  -                 -                   -                  -
Other income                                    (1,466)            (2,173)           (2,171)             (2,159)            (2,135)
                                            ----------        -----------        ----------          ----------        -----------
         Total costs and expenses              200,181            210,568           221,770             233,088            244,526

EBITDA                                          84,825             90,440            95,394             100,384            105,411
         EBITDA margin                           23.8%              24.1%             24.1%               24.1%              24.1%
Depreciation                                    26,094             26,790            27,759              28,781             29,922
Amortization (1)                                16,147             16,147            16,147              16,147             16,147
                                            ----------        -----------        ----------          ----------        -----------

EBIT                                            42,584             47,503            51,487              55,456             59,342

Interest expense                                48,320             47,560            45,960              43,960             41,760
Interest income                                     12                184                58                 175                266
                                            ----------        -----------        ----------          ----------        -----------
Income before taxes                            (5.,724)               127             5,585              11,671             17,848


Income taxes @ 40%                               3,961              6,184             8,258              10,571             12,918
                                            ----------        -----------        ----------          ----------        -----------
         Net income                         $   (9,685)       $    (6,057)       $   (2,673)         $    1,100        $     4,930
                                            ==========        ===========        ==========          ==========        ===========
         Net income margin                       -2.8%              -1.6%             -0.7%                0.3%               1.2%

(1)      Goodwill is not tax-deductible.



46                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
LEVERAGED BUY-OUT ANALYSIS

BALANCE SHEETS

                                               -------------  ---------------------------------------------------------------------
                                                 PRO FORMA                  PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                               -------------  ---------------------------------------------------------------------
(In 000's)                                          1997           1998          1999          2000          2001          2002
                                                    ----           ----          ----          ----          ----          ----
ASSETS
Cash and cash equivalents                       $     10,214  $        219  $      3,343  $     1,059  $       3,174  $      4,836
Accounts receivables                                   2,375         2,242         2,367        2,494          2,622         2,751
Inventories                                            2,962         2,929         3,090        3,253          3,417         3,583
Prepaid expenses                                       1,768         1,560         1,647        1,735          1,824         1,914
                                                ------------  ------------  ------------  -----------  -------------  ------------
         Total current assets                         17,319         6,950        10,448        8,541         11,037        13,083

Property and equipment, net                          136,798       139,254       132,015      123,805        115,175       106,003
Goodwill                                             484,418       468,271       452,124      435,976        419,829       403,682
Deferred financing fees                                9,800         8,820         7,840        6,860          5,880         4,900
Deferred charges, net                                  1,596         1,600         1,600        1,600          1,600         1,600
Other assets                                           5,840         6,500         6,500        6,500          6,500         6,500
                                                ------------  ------------  ------------  -----------  -------------  ------------
         Total assets                           $    655,771  $    631,395  $    610,526  $   583,283  $     560,021  $    535,768
                                                ============  ============  ============  ===========  =============  ============

LIABILITIES AND EQUITY
Accounts payable                                $     10,086  $      7,391  $      7,798  $     8,208  $       8,623  $      9,041
Accrued expenses                                      26,025        23,376        24,662       25,961         27,271        28,594
Dividend payable                                         -             -             -            -              -             -
Income taxes                                           4,777         1,200         1,200        1,200          1,200         1,200
                                                ------------  ------------  ------------  -----------  -------------  ------------
         Total current liabilities                    40,888        31,967        33,660       35,369         37,094        38,835

Deferred income taxes                                 11,801        10,031         8,526        7,247          6,160         5,236
Bank credit facility                                 200,000       196,000       181,000      156,000        131,000       101,000
Senior unsecured notes                               300,000       300,000       300,000      300,000        300,000       300,000
                                                ------------  ------------  ------------  -----------  -------------  ------------
         Total liabilities                           552,689       537,998       523,186      498,616        474,254       445,072

Retained earnings                                    103,082        93,397        87,340       84,667         85,767        90,696
                                                ------------  ------------  ------------  -----------  -------------  ------------
         Shareholders' equity                        103,082        95,397        87,340       84,667         85,767        90,696
                                                ------------  ------------  ------------  -----------  -------------  ------------
Total liabilities and shareholders' equity      $    655,771  $    631,395  $    610,526  $   583,283  $     560,021  $    535,768
                                                ============  ============  ============  ===========  =============  ============



47                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
LEVERAGED BUY-OUT ANALYSIS

CASH FLOW STATEMENTS

                                                                ---------------------------------------------------------------
                                                                           PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                                                ---------------------------------------------------------------
(In 000's)                                                          1998         1999         2000         2001         2002
                                                                    ----         ----         ----         ----         ----
Net Income                                                      $   (9,685)  $   (6,057)  $   (2,673)  $    1,100   $    4,930
Depreciation and Amortization                                       43,221       43,917       44,887       45,908       47,049
Deferred taxes                                                      (1,770)      (1,505)      (1,279)      (1,087)        (924)
Decrease (increase) in receivables                                     133        (125)         (127)        (128)        (129)
Decrease (increase) in inventories                                      33        (161)         (163)        (164)        (166)
Decrease (increase) in prepaid expenses                                208         (87)          (88)         (89)         (90)
Decrease (increase) in deferred charges                                 (4)        -             -           -            -
Increase in other assets                                              (660)        -             -           -            -
(Decrease) increase in accounts payable and accruals                (5,344)      1,693         1,709        1,725        1,742
(Decrease) increase in income taxes and dividends payable           (3,577)        -             -           -            -
                                                                ----------  ----------    ----------   ----------   ----------
         NET CASH PROVIDED BY OPERATING ACTIVITIES              $   22,555  $   37,674    $   42,266   $   47,265   $   52,412

Capital expenditures (new stores)                                  (14,350)    (14,350)      (14,350)     (14,350)     (14,350)
Capital expenditures (maintenance)                                 (14,200)     (5,200)       (5,200)      (5,800)      (6,400)
Proceeds from sale of mark. sec                                         -           -             -            -            -
Proceeds from disposition of property & equip                           -           -             -            -            -
                                                                ----------  ----------    ----------   ----------   ----------
         NET CASH PROVIDED (USED IN) INVESTING ACTIVITIES          (28,550)    (19,550)      (19,550)     (20,150)     (20,750)

Proceeds (repayment) of bank credit facility                        (4,000)    (15,000)      (25,000)     (25,000)     (30,000)
Proceeds (repayment) of unsecured debt                                  -           -             -           -            -
Payment of annual dividends                                             -           -             -           -            -
Transaction adjustments-assets                                          -
Transaction adjustments-equity
Proceeds from exercise of stock options                                 -           -             -           -            -
Cash dividends paid                                                     -           -             -           -            -
                                                                ----------  ----------    ----------   ----------   ----------
         NET CASH USED IN FINANCING ACTIVITIES                      (4,000)    (15,000)      (25,000)     (25,000)     (25,000)

Increase in cash                                                    (9,995)      3,124        (2,284)       2,115        1,662
Cash at beginning of year                                           10,214         219         3,343        1,059        3,174
                                                                ----------  ----------    ----------   ----------   ----------
Cash at end of year                                             $      219  $    3,343    $    1,059   $    3,174   $    4,836
                                                                ==============================================================



48                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
LEVERAGED BUY-OUT ANALYSIS

LEVERAGED BUY-OUT CASH FLOWS


(In 000's except offer price)                                         PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                                  -------------------------------------------------------------------------------
Income Statement:                                  1998            1999               2000               2001               2002
-----------------                                  ----            ----               ----               ----               ----
         EBITDA                                    $84,825       $90,440            $95,394            $100,384          $105,411
         Depreciation                               26,094        26,790             27,759              28,781            29,922
         Amortization                               16,147        16,147             16,147              16,147            16,147
         OPERATING PROFIT (EBIT)                    42,584        47,503             51,487              55,456            59,342
         ------------------------------------------------------------------------------------------------------------------------
         Interest Expense (Net)/(1)/                48,308        47,376             45,902              43,785            41,494
                                                  --------       -------            -------            --------          --------
         Pretax Income                              (5,724)          127              5,585              11,671            17,848
         Taxes @40.00%/(2)/                          4,169         6,510              8,693              11,127            13,598
                                                  --------       -------            -------            --------          --------
         Net Income                               $ (9,893)      $(6,383)           $(3,108)           $    543          $  4,250
                                                  ========       =======            =======            ========          ========
Cash Flow:
---------
         EBITA                                     $58,731       $63,650            $67,634             $71,603           $75,489
         Add: Depreciation                          26,094        26,790             27,759              28,781            29,922
         Less: Taxes                                (4,169)       (6,510)            (8,693)            (11,127)          (13,598)
              Capital Expenditures                 (28,550)      (19,550)           (19,550)            (20,150)          (20,750)
         Change in WC source/(use)                  (5,634)        1,319              1,332               1,344             1,357
                                                  --------       -------            -------            --------          --------
         Cash Flow Available for Debt Service       46,472        65,699             68,482              70,451            72,420
         Less: Net Interest Expense                (48,308)      (47,376)           (45,902)            (43,785)          (41,494)
                                                  --------       -------            -------            --------          --------
         Cash Flow Available for Distribution     $ (1,836)      $18,323            $22,580             $26,665           $30,926
                                                  ========       =======            =======            ========          ========

Capital Structure:                    Rates
-----------------                     -----
         Cash                                         $219        $3,343             $1,059              $3,174            $4,836
         Bank Credit Facility         8.00%        196,000       181,000            156,000             131,000           101,000
         Senior Unsecured Notes      10.50%        300,000       300,000            300,000             300,000           300,000
                                                  --------       -------            -------            --------          --------
         Net Debt Outstanding                     $495,781      $477,657           $454,941            $427,826          $396,164
                                                  ========       =======            =======            ========          ========

Interest Expense:
----------------
         Bank Credit facility         8.00%        $15,840       $15,080            $13,480             $11,480            $9,280
         Senior Unsecured Notes      10.50%         31,500        31,500             31,500              31,500            31,500
                                                  --------       -------            -------            --------          --------
         Total Interest Expense                     47,340        46,580             44,980              42,980            40,780
         Interest Income @            5.50%             12           184                 58                 175               266
                                                  --------       -------            -------            --------          --------
         Net Interest Expense                       47,328        46,396             44,922              42,805            40,514

         Deferred Financing Charges                    980           980                980                 980               980


Notes:
-----

(1)  Includes amortization of deferred financing charges

(2)  Goodwill is not tax-deductible




49                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
LEVERAGED BUY-OUT ANALYSIS

CREDIT STATISTICS

                                            PRO FORMA             PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                            ---------     -----------------------------------------------------------
(In 000's, except offer price)                 1997         1998         1999        2000         2001         2002
                                               ----         ----         ----        ----         ----         ----
OPERATIONAL PARAMETERS
EBIT                                         $57,145      $42,584       $47,503     $51,487      $55,456      $59,342

EBITDA                                        81,067       84,825        90,440      95,394      100,384      105,411

Total Debt                                   500,000      496,000       481,000     456,000      431,000      401,000

Net Cash Interest Expense                     47,328       47,328        46,396      44,922       42,805       40,514

Cash                                          10,214          219         3,343       1,059        3,174        4,836


COVERAGE STATISTICS:
EBIT/Net Cash Interest Expense                 1.21x        0.90x         1.02x       1.15x        1.30x        1.46x

EBITDA/Total Cash Interest Expense             1.71x        1.79x         1.94x       2.12x        2.34x        2.58x

EBITDA/Net Cash Interest Expense               1.71x        1.79x         1.95x       2.12x        2.35x        2.60x

(EBITDA-CapEx)/Total Cash Interest Expense     1.11x        1.19x         1.52x       1.69x        1.87x        2.08x


LEVERAGE STATISTICS:
Total Net Debt/EBIT                            8.57x       11.64x        10.06x       8.84x        7.71x        6.68x

Total Net Debt/EBITDA                          6.04x        5.84x         5.28x       4.77x        4.26x        3.76x

Total Debt/EBITDA                              6.17x        5.85x         5.32x       4.78x        4.29x        3.80x

OFFER PRICE                                                $33.00

COMPARATIVE STORE SALES GROWTH                               0.5%

NOTES:
-----
Total Cash Interest Expense excludes deferred financing charges.

Net Cash Interest Expense includes interest income, but excludes deferred financing charges.



50                                                             [LOGO] Prudential
---                                                                   Securities

                                                                 PROJECT OREGANO
________________________________________________________________________________
LEVERAGED BUY-OUT ANALYSIS

RETURNS ANALYSIS


                                                 PROJECTED FISCAL YEARS ENDING DECEMBER 31,
                                     -----------------------------------------------------------------
(In 000's, except offer price)         1998           1999           2000          2001         2002
                                       ----           ----           ----          ----         ----
EBITDA                                $84,825         $90,440        $95,394     $100,384     $105,411

ENTERPRISE VALUE
Multiples of EBITDA
                            6.0  x   $508,949        $542,641       $572,362     $602,303     $632,466
                            7.0       593,774         633,081        667,755      702,687      737,877
                            8.0       678,598         723,521        763,149      803,071      843,288

Net Debt Outstanding                 $495,781        $477,657       $454,941     $427,826     $396,164


EQUITY VALUE
Multiples of EBITDA
                            6.0  x    $13,168         $64,984       $117,421     $174,477     $236,301
                            7.0        97,993         155,424        212,815      274,861      341,712
                            8.0       182,818         245,864        308,208      375,245      447,123

OFFER PRICE                                                           $33.00
COMPARATIVE STORE SALES GROWTH                                          0.5%




51                                                             [LOGO] Prudential
---                                                                   Securities